SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 25, 2005

(null)

                                  (Depositor)

   (Issuer in respect of First Horizon Mortgage Pass-Through Trust, Mortgage

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



4000 Horizon Way, Irving, TX                                75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (214) 441-4000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 25, 2005


(null)


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated June 25, 2005


                             Payment Date: 06/25/05


          ------------------------------------------------------------
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1        82,904,426.42    4.520343%     2,590,118.99    312,297.01    2,902,416.00       0.00       0.00
                        1AI        82,904,426.42    0.519000%             0.00     35,856.16       35,856.16       0.00       0.00
                        2A1       175,448,382.21    4.782835%     4,607,734.54    699,283.94    5,307,018.48       0.00       0.00
                        2A2        11,789,859.19    4.782835%       309,632.62     46,990.80      356,623.41       0.00       0.00
                        2AI       187,238,241.40    0.548000%             0.00     85,505.46       85,505.46       0.00       0.00
Residual                2AR                 0.00    5.330835%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          9,762,875.23    5.238283%         1,207.57     42,617.25       43,824.82       0.00       0.00
                        B2          3,464,536.25    5.238283%           428.53     15,123.52       15,552.04       0.00       0.00
                        B3          2,204,068.79    5.238283%           272.62      9,621.28        9,893.90       0.00       0.00
                        B4          1,890,201.40    5.238283%           233.80      8,251.17        8,484.97       0.00       0.00
                        B5          1,417,401.15    5.238283%           175.32      6,187.29        6,362.61       0.00       0.00
                        B6          1,102,352.72    5.238283%           136.35      4,812.03        4,948.38       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        289,984,103.36     -            7,509,940.33  1,266,545.91    8,776,486.24     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        80,314,307.42              0.00
                                1AI        80,314,307.42              0.00
                                2A1       170,840,647.67              0.00
                                2A2        11,480,226.57              0.00
                                2AI       182,320,874.24              0.00
Residual                        2AR                 0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          9,761,667.66              0.00
                                B2          3,464,107.72              0.00
                                B3          2,203,796.17              0.00
                                B4          1,889,967.60              0.00
                                B5          1,417,225.84              0.00
                                B6          1,102,216.37              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        282,474,163.03     -
--------------------------------------------------------------------------------

                             Payment Date: 06/25/05


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1    82,904,426.42     4.520343% 32051GGD1    27.634126      3.331914    856.877886
                           1AI    82,904,426.42     0.519000% 32051GGE9     0.000000      0.382551    856.877886
                           2A1   175,448,382.21     4.782835% 32051GGF6    24.405503      3.703854    904.881105
                           2A2    11,789,859.19     4.782835% 32051GGG4    24.405503      3.703854    904.881105
                           2AI   187,238,241.40     0.548000% 32051GGH2     0.000000      0.424374    904.881105
Residual                   2AR             0.00     5.330835% 32051GGJ8     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      9,762,875.23     5.238283% 32051GGK5     0.123637      4.363392    999.454046
                           B2      3,464,536.25     5.238283% 32051GGL3     0.123637      4.363392    999.454046
                           B3      2,204,068.79     5.238283% 32051GGM1     0.123637      4.363392    999.454046
                           B4      1,890,201.40     5.238283% 32051GGN9     0.123637      4.363392    999.454046
                           B5      1,417,401.15     5.238283% 32051GGP4     0.123637      4.363392    999.454046
                           B6      1,102,352.72     5.238283% 32051GGQ2     0.123637      4.363392    999.454046
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     289,984,103.36       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Prin balance        86,613,631.53   195,860,531.50   282,474,163.03
Loan count                    364              865             1229
Avg loan rate           5.414343%        5.705835%             5.62
Prepay amount        2,582,264.35     4,891,686.24     7,473,950.59

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Master serv fees        25,839.97        59,400.11        85,240.08
Sub servicer fees            0.00             0.00             0.00
Trustee fees               446.02         1,003.90         1,449.92


Agg advances                  N/A              N/A              N/A
Adv this period            854.17         9,612.86        10,467.03

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy                   0.00             0.00             0.00
Fraud                        0.00             0.00             0.00
Special Hazard               0.00             0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           93.158539%           100.000000%            270,142,667.81
   -----------------------------------------------------------------------------
   Junior            6.841461%             0.000000%             19,838,981.37
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           9                 2,097,149.94
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 9                 2,097,149.94
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            8,776,486.24          8,776,486.24
Principal remittance amount            7,509,940.33          7,509,940.33
Interest remittance amount             1,266,545.91          1,266,545.91